UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 16, 2013 (July 11, 2013)

HEALTHWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporations)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(615) 614-4929
(Registrant's telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
As previously disclosed, on July 8, 2013, Healthways, Inc. (the "Company") completed its private offering of $125 million aggregate principal amount of the Company's 1.50% Cash Convertible Senior Notes due 2018 (the "Notes") issued pursuant to an indenture, dated as of July 8, 2013 (the "Indenture"), between the Company and U.S. Bank National Association, as trustee.  On July 16, 2013, the Company completed its private offering of an additional $25 million aggregate principal amount of the Company's 1.50% Cash Convertible Senior Notes due 2018 (the "Additional Notes") which were issued to the initial purchasers of the Notes pursuant to the Indenture following the exercise in full of a purchase option granted to the initial purchasers pursuant to the terms of a purchase agreement, dated July 1, 2013.  The Additional Notes have the same interest rate, maturity and other terms as the Notes, which terms are set forth in the Indenture and described in the Company's Current Report on Form 8-K filed on June 8, 2013 and incorporated herein by reference.  The Additional Notes were offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

The net proceeds from the sale of the Additional Notes were approximately $24.2 million, after deducting the initial purchasers' discounts and commissions and the estimated offering expenses payable by the Company. The Company used $3.6 million of the net proceeds from the sale of the Additional Notes to pay the cost of the amendments to the cash convertible note hedge transactions described below (after such cost was partially offset by the proceeds to the Company from the sale of warrants in the warrant transactions described below), and the Company intends to use the remainder of the net proceeds from the sale of the Additional Notes to reduce the outstanding indebtedness under the Company's credit facility and/or for general corporate purposes, including opportunistic strategic acquisitions of, investments in, or partnerships with, other businesses or capabilities the Company believes will complement its current business and expansion strategies.

As previously disclosed, in connection with the offering of the Notes, on July 1, 2013, the Company entered into (a) cash convertible note hedge transactions relating to a notional number of shares of the Company's common stock underlying the Notes with JPMorgan Chase Bank, National Association, London Branch and Morgan Stanley & Co. International plc (the "Option Counterparties") and (b) separate warrant transactions with each of the Option Counterparties initially relating, in the aggregate, to a notional number of shares of the Company's common stock underlying the note hedge transactions (collectively, the "Initial Hedge Transactions").  The terms of the Initial Hedge Transactions are described in the Company's Current Report on Form 8-K filed on June 8, 2013 and incorporated herein by reference.

In connection with the offering of the Additional Notes, on July 11, 2013, the Company entered into amendments to the cash convertible note hedge transactions increasing the notional number of shares by an amount equal to the number of shares of the Company's common stock underlying the Additional Notes with the Option Counterparties.  On July 11, 2013, the Company also entered into additional separate warrant transactions with each of the Option Counterparties initially relating, in the aggregate, to a notional number of shares of the Company's common stock underlying the amendments to the note hedge transactions. The amendments to the cash convertible note hedge transactions are intended to offset cash payments due upon any conversion of the Additional Notes. However, the additional warrant transactions could separately have a dilutive effect to the extent that the market price per share of the Company's common stock (as measured under the terms of the additional warrant transactions) exceeds the applicable strike price of the additional warrants. The initial strike price of the additional warrants is $25.9520 per share, which is 60% above the last reported sale price of the Company's common stock of $16.22 on July 1, 2013.

Aside from the initial payment of a premium to the Option Counterparties, the Company is not required to make any cash payments to the Option Counterparties under the amendments to the cash convertible note hedge transactions and will be entitled to receive from the Option Counterparties an amount of cash, generally equal to the amount by which the market price per share of common stock exceeds the strike price of the amended cash convertible note hedge transactions during the relevant valuation period. The strike price under the amended cash convertible note hedge transactions is initially equal to the conversion price of the Additional Notes. If the market price per share of the Company's common stock, as measured under the additional warrant transactions, exceeds the strike price of the additional warrants during the measurement period at the maturity of the additional warrants, the Company will be obligated to issue to the Option Counterparties a number of shares of the Company's common stock in an amount based on the excess of such market price per share of the Company's common stock over the strike price of the additional warrants. The Company received a premium of approximately $2.5 million for the additional warrant transactions and will not receive any additional proceeds if the additional warrants are exercised.

The foregoing description of the amendments to the cash convertible note hedge transactions and additional warrant transactions is qualified in its entirety by reference to the amendments to the call option transaction confirmations relating to the amendments to the convertible note hedge transactions and the additional warrant confirmations relating to the additional warrant transactions with each of the Option Counterparties, which are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Additional Notes is contained in Item 1.01 above and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As described in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, on July 11, 2013, the Company entered into additional warrant transactions with each of the two Option Counterparties. Pursuant to the additional warrant transactions, the Company issued 1,284,422 additional warrants with a strike price of $25.9520 per share. The number of additional warrants and the strike price are subject to adjustment under certain circumstances described in the additional warrant confirmations. The Company offered and sold the additional warrants in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Neither the additional warrants nor the underlying shares of common stock (issuable in the event the market price per share of the common stock exceeds the strike price of the additional warrants on the date the additional warrants are exercised) have been registered under the Securities Act. Neither the additional warrants nor such underlying shares of common stock may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
10.1	Amendment to the Call Option Transaction Confirmation, dated as of July 11, 2013, between Healthways, Inc. and JPMorgan Chase Bank, National Association, London Branch
10.2	Amendment to the Call Option Transaction Confirmation, dated as of July 11, 2013, between Healthways, Inc. and Morgan Stanley & Co. International plc
10.3	Additional Warrants Confirmation, dated as of July 11, 2013, between Healthways, Inc. and JPMorgan Chase Bank, National Association, London Branch
10.4	Additional Warrants Confirmation, dated as of July 11, 2013, between Healthways, Inc. and Morgan Stanley & Co. International plc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHWAYS, INC.

Dated: July 16, 2013                                                 By:            /s/ Alfred Lumsdaine
Alfred Lumsdaine
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to the Call Option Transaction Confirmation, dated as of July 11, 2013, between Healthways, Inc. and JPMorgan Chase Bank, National Association, London Branch
10.2	Amendment to the Call Option Transaction Confirmation, dated as of July 11, 2013, between Healthways, Inc. and Morgan Stanley & Co. International plc
10.3	Additional Warrants Confirmation, dated as of July 11, 2013, between Healthways, Inc. and JPMorgan Chase Bank, National Association, London Branch
10.4	Additional Warrants Confirmation, dated as of July 11, 2013, between Healthways, Inc. and Morgan Stanley & Co. International plc